Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2002

Structured Products Corp., on behalf of

TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4
TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6
TIERS Corporate Bond-Backed Certificates Trust APA 1997-8
TIERS Corporate Bond-Backed Certificates Trust JPM 1998-2
TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5
TIERS TENS Certificates Trust LTR 1998-4
TIERS Corporate Bond-Backed Certificates Trust C 1998-6
TIERS Corporate Bond-Backed Certificates Trust JC Penney 1999-1
CorTS Trust for J.C. Penney Debentures, Corporate-Backed Trust Securities
CorTS Trust for BellSouth Debentures, Corporate-Backed Trust Securities
CorTS Trust for Xerox Capital Trust I, Corporate-Backed Trust Securities
CorTS Trust for Southern Company Capital Trust I, Corporate-Backed Trust Securities
CorTS Trust for Countrywide Capital I , Corporate Backed Trust Securities
GINsK Principal-Protected Trust Certificates, Series Yen Bear 1999-1
TIERS Principal-Protected Asset Backed Certificates Trust Series Telecom 2000-13
TIERS Principal-Protected Asset Backed Certificates Trust Series Semiconductor 2000-14
TIERS Principal-Protected Asset Backed Certificates Trust Series Nasdaq 2000-15
CorTS Trust for AON Capital A
CorTS Trust for Allstate Financing
CorTS Trust for PECO Energy Capital Trust III
CorTS Trust for Safeco Capital Trust I
CorTS Trust for First Union Institutional Capital I
CorTS Trust for Provident Financing Trust I
CorTS Trust II for Countrywide Capital I
CorTS Trust II for Ford Debentures
CorTS Trust II for IBM Debentures
CorTS Trust II for Provident Financing Trust I
CorTS Trust II for BellSouth Debentures
CorTS Trust for Chrysler Debentures
CorTS Trust for First Union Capital I
CorTS Trust for Ford Debentures
CorTS Trust for IBM Debentures
CorTS Trust III for First Union Institutional Capital II
CorTS Trust III for IBM Debentures
CorTS AFC Capital Trust I
CorTS Trust for Worldcom Debentures
CorTS Trust II for First Union Capital I
CorTS Trust II for Chrysler Debentures

CorTS Trust II for Sherwin Williams
CorTS Trust for Great Western Financial
CorTS Trust II for Safeco Capital Trust I
CorTS Trust for Allstate Financing II
CorTS Trust for Fleet Capital Trust II
CorTS Trust for PECO Energy Capital Trust III
CorTS Trust for Provident Financing Trust I UnumProvident, Corporate-Backed Trust Securities
CorTS Trust II for Countrywide Capital I
CorTS US West Communications Debentures CorTS Trust II for Provident Financing Trust I UnumProvident, Corporate-Backed Trust Certificates
CorTS Trust for Corning Notes
CoRTS Trust III for Provident Financing
TIERS Principal-Protected Certificates Trust PXT 2000-11
CorTS Trust for BankAmerica Institutional Capital B
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2001-19
TIERS Principal Protected Asset Backed Certificates Series Nasdaq 2000-15
TIERS Principal Protected Asset Backed Certificate Trust Series Telecom 2000-13
TIERS Principal Protected Asset Backed Certificates Series Nasdaq 2001-8
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2001-11

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

390 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code (212) 783-6645

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events. Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits:

1. Trustee's Report with respect to the August 15, 2002 Distribution Date for the CORTS Trust for AFC Capital Trust I

2. Trustee's Report with respect to the August 15, 2002 Distribution Date for the TIERS Corporate Bond Backed Certificates APA 1997-8

No reports required for the other series listed.

Not Applicable.

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/Timothy P. Beaulac Name: Timothy P. Beaulac Title: President and Finance Officer

August 15, 2002
EXHIBIT INDEX

Exhibit 1. Trustee's Report with respect to the August 15, 2002 Distribution Date for the CORTS Trust for AFC Capital Trust I	Page 6

2. Trustee's Report with respect to the August 15, 2002 Distribution Date for the TIERS Corporate Bond Backed Certificates APA 1997-8	7

Exhibit 1

To the Holders of
CORTS TRUST FOR AFC CAPITAL TRUST I

*CUSIP: Class A: 22081N204

Pursuant to Section 4.3 of the Trust Agreement, U.S. Bank Trust National Association, as Trustee for Corts Trust for AFC Capital Trust I hereby gives notice with respect to the Distribution occurring on August 15, 2002 (The “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 units thereof securities, is as set forth below:

Class A	Principal $0.00	Interest 0.96875	Total Distribution 0.96875

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$36,112,000 aggregate principal amount AFC Capital Trust Series B Capital Securities due 2-3-2027 (the Term Assets) are held for the above trust.

5.	The aggregate Certifcate Principal Balance of the Certificates at the close of business on the Distribution Date is as set forth below:

Class A	$36,112,000.00

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 2

To the Holders of
TIERS Corporate Bond-Backed Certificates,
Series APA 1997-8

*CUSIP:	ZTF Class Amortizing Class	871928AT4 871928AU1

Pursuant to Section 4.2 of the Trust Agreement, U.S. Bank Trust National Association CORTS Trust II for IBM Debentures, hereby gives notice with respect to the Distribution occurring August 15, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per 1,000 original face amount of securities, is as set forth below:

ZTF Amortizing	Principal $0.00 15.863136	Interest $0.00 $31.760934	Total Distribution $0.00 $47.624069

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$75,000,000 aggregate principal amount of Apache Corporation 7 3/8 Debentures due 8-15-2047 (the Term Assets) are held for the above trust.

5.	The aggregate Certifcate Principal Balance of the Certificates at the close of business on the Distribution Date is as set forth below:

ZTF Class Amortizing	$75,000,000.00 $58,072,000.00

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.